Supplement to:

Class I (Institutional) Shares Prospectus
Calvert Income Fund
Dated January 31, 1999, as revised April 1, 1999

Date of this Supplement: November 3, 1999




Insert the following on page 7 of the April 1 prospectus:

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.